Exhibit 99.1

2018 ASTRO Investor Relations Meeting October 23, 2018 Transforming Cancer Care

FOR INVESTOR USE ONLY Agenda Welcome & Introductions Mike Bruff SVP, Investor Relations, Corporate Planning & Segment Finance Varian Overview & Strategic Framework Dow Wilson President and Chief Executive Officer Innovations in Oncology Kolleen Kennedy Chief Growth Officer and President , Proton Solutions Chris Toth President, Oncology Systems Corey Zankowski SVP, Oncology Software Solutions New Horizons in Cancer Care Dee Khuntia, MD Chief Medical Officer Closing Remarks Dow Wilson President and Chief Executive Officer Questions & Answers

This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. Forward - Looking Statements Except for historical information, this presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Statements concerning industry outlook, including growth drivers, future trends in cancer incidence and trends in cancer treatment needs, demand, innovation and growth opportunities ; Varian Medical System, Inc . ’s (”Varian” or the “company”) future orders, revenues, backlog or earnings growth ; future financial results ; market acceptance of or transition to new products or technology such as our Edge ̺ radiosurgery system, TrueBeam ̺ , HyperArc TM , 360 Oncology TM , HALCYON TM , image - guided radiation therapy, stereotactic radiosurgery and proton therapy, and any statements using the terms “could”, “believe”, “expect”, “outlook”, “anticipate”, ”vision”, “estimate”, “future”, “horizon”, “aiming”, “driving”, “target” or similar statements are forward - looking statements that involve risks and uncertainties that could cause the company’s actual results to differ materially from those anticipated . Such risks and uncertainties include global economic conditions and changes to trends for cancer treatment regionally ; new and potential future tariffs or a global trade war ; the impact of changes to the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes to third - party reimbursement levels ; currency exchange rates and tax rates ; the impact of the Tax Cuts and Jobs Act ; demand for the company’s products ; the company’s ability to develop, commercialize, and deploy new products ; the company’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements for product clearances or to comply with FDA and other regulatory regulations or procedures, changes in the regulatory environment, including with respect to FDA requirements ; the company’s assessment of the goodwill associated with its proton business, challenges associated with the successful commercialization of the company’s proton business ; the risks associated with providing financing for the construction and start - up operations of proton therapy centers ; the effect of adverse publicity ; the company’s reliance on sole or limited - source suppliers ; the company’s ability to maintain or increase margins ; the impact of competitive products and pricing ; the potential loss of key distributors or key personnel ; challenges to public tender awards and the loss of such awards or other orders ; and the other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which by this reference are incorporated herein . The company assumes no obligation to update or revise the forward - looking statements in this presentation because of new information, future events, or otherwise . Reconciliations to GAAP financials can be found in our earnings press releases at www . varian . com/investors . Medical Advice Disclaimer Varian as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual treatment res ult s may vary. FOR INVESTOR USE ONLY 3

FOR INVESTOR USE ONLY Varian Overview & Strategic Framework Dow Wilson President and Chief Executive Officer

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Varian today – a snapshot A focused cancer company Global Leader in radiation therapy FY17 revenues $2.6B >8,000 medical linear accelerators >40 worldwide training centers software installs 5,000 proton therapy rooms 70 employees 7,000 Cancer patients touched/year >3M FOR INVESTOR USE ONLY 5

VARIAN CONFIDENTIAL/ PROPRIETARY: DISCLOSED SOLELY FOR IMMEDIATE RECIPIENT ONLY $2 Trillion Global Economic Burden in 2010 $$$ 24.6 Million New Cancer Cases by 2030 10% Cancer Patients That Have Access To RT in Low Income Countries > 20,000* Linacs needed by 2035; greatest need in low + mid - income countries 56% Cancers Diagnosed In High Income Countries 50 - 60% Cancer Patients Requiring RT Cancer affects everyone *8,700 new machines plus 13,100 replacements = 21,800 additional machines needed Source: Expanding global access to radiotherapy. Lancet Oncol. Vol 16, Sept. 2015 6

Long - term growth and value creation strategy Global Leader in Radiation Therapy Radiation oncology OIS Radiosurgery Brachytherapy Radiation oncology treatment planning Proton therapy Radiation therapy Global Leader in Multi - Disciplinary, Integrated Cancer Care Solutions Interventional oncology Surgical oncology Diagnostic imaging Radiation oncology Precision medicine Medical oncology Generate insights Call on all oncologists Aggregate data Disseminated insights Build AI/ML capabilities FOR INVESTOR USE ONLY 7

FOR INVESTOR USE ONLY Varian investments in innovation Achieving a world without fear of cancer Integrated Care Moving beyond the current fragmented cancer care landscape toward a more integrated approach to cancer care Treatment Enabling clinicians to deliver guideline driven, multi - modality precision treatments with advanced radiation therapy, surgical procedures, interventional solutions and chemotherapeutic agents . Data Using informatics and radiomics to turn clinical and image data into useful information to improve care decisions from diagnosis and staging, through treatment, and into symptoms management Genomics Harnessing the power of genomics will provide a more sophisticated understanding of the underlying factors that drive cancer and allow for more personalized care and greater precision in attacking those factors Immunotherapy The increased availability of approved and investigational targeted immunotherapy drugs is leading to more interest in the potential of combining immunotherapy treatments with other treatment modalities (e.g. radiotherapy) for certain types of cancer Managing Costs To successfully address the challenges of managing cost effectiveness and improved access to promising new treatments, partnerships between industry, governments, academic institutions & patient advocacy groups will be critical . Early Diagnosis Diagnosing cancer earlier significantly improves the chances of successful treatment outcomes. With earlier diagnosis, more cancers will be targeted & treated locally (at the tumor site) rather than systemically FOR INVESTOR USE ONLY 8

FOR INVESTOR USE ONLY Integrated Care Moving beyond the current fragmented cancer care landscape toward a more integrated approach to cancer care Treatment Enabling clinicians to deliver guideline driven, multi - modality precision treatments with advanced radiation therapy, surgical procedures, interventional solutions and chemotherapeutic agents. Data Using informatics and radiomics to turn clinical and image data into useful information to improve care decisions from diagnosis and staging, through treatment, and into symptoms management Genomics Harnessing the power of genomics will provide a more sophisticated understanding of the underlying factors that drive cancer and allow for more personalized care and greater precision in attacking those factors Immunotherapy The increased availability of approved and investigational targeted immunotherapy drugs is leading to more interest in the potential of combining immunotherapy treatments with other treatment modalities (e.g. radiotherapy) for certain types of cancer Managing Costs To successfully address the challenges of managing cost effectiveness and improved access to promising new treatments, partnerships between industry, governments, academic institutions & patient advocacy groups will be critical. Early Diagnosis Diagnosing cancer earlier significantly improves the chances of successful treatment outcomes. With earlier diagnosis, more cancers will be targeted & treated locally (at the tumor site) rather than systemically Varian investments in innovation Achieving a world without fear of cancer 9 FOR INVESTOR USE ONLY Data Using informatics and radiomics to turn clinical and image data into useful information to improve care decisions from diagnosis and staging, through treatment, and into symptoms management FOR INVESTOR USE ONLY 9

FOR INVESTOR USE ONLY Integrated Care Moving beyond the current fragmented cancer care landscape toward a more integrated approach to cancer care Treatment Enabling clinicians to deliver guideline driven, multi - modality precision treatments with advanced radiation therapy, surgical procedures, interventional solutions and chemotherapeutic agents. Data Using informatics and radiomics to turn clinical and image data into useful information to improve care decisions from diagnosis and staging, through treatment, and into symptoms management Genomics Harnessing the power of genomics will provide a more sophisticated understanding of the underlying factors that drive cancer and allow for more personalized care and greater precision in attacking those factors Immunotherapy The increased availability of approved and investigational targeted immunotherapy drugs is leading to more interest in the potential of combining immunotherapy treatments with other treatment modalities (e.g. radiotherapy) for certain types of cancer Managing Costs To successfully address the challenges of managing cost effectiveness and improved access to promising new treatments, partnerships between industry, governments, academic institutions & patient advocacy groups will be critical. Early Diagnosis Diagnosing cancer earlier significantly improves the chances of successful treatment outcomes. With earlier diagnosis, more cancers will be targeted & treated locally (at the tumor site) rather than systemically Varian investments in innovation Achieving a world without fear of cancer FOR INVESTOR USE ONLY Integrated Care Moving beyond the current fragmented cancer care landscape toward a more integrated approach to cancer care FOR INVESTOR USE ONLY 10

FOR INVESTOR USE ONLY Integrated Care Moving beyond the current fragmented cancer care landscape toward a more integrated approach to cancer care Treatment Enabling clinicians to deliver guideline driven, multi - modality precision treatments with advanced radiation therapy, surgical procedures, interventional solutions and chemotherapeutic agents. Data Using informatics and radiomics to turn clinical and image data into useful information to improve care decisions from diagnosis and staging, through treatment, and into symptoms management Genomics Harnessing the power of genomics will provide a more sophisticated understanding of the underlying factors that drive cancer and allow for more personalized care and greater precision in attacking those factors Immunotherapy The increased availability of approved and investigational targeted immunotherapy drugs is leading to more interest in the potential of combining immunotherapy treatments with other treatment modalities (e.g. radiotherapy) for certain types of cancer Managing Costs To successfully address the challenges of managing cost effectiveness and improved access to promising new treatments, partnerships between industry, governments, academic institutions & patient advocacy groups will be critical. Early Diagnosis Diagnosing cancer earlier significantly improves the chances of successful treatment outcomes. With earlier diagnosis, more cancers will be targeted & treated locally (at the tumor site) rather than systemically Varian investments in innovation Achieving a world without fear of cancer 11 FOR INVESTOR USE ONLY Treatment Enabling clinicians to deliver guideline driven, multi - modality precision treatments with advanced radiation therapy, surgical procedures, interventional solutions and chemotherapeutic agents FOR INVESTOR USE ONLY 11

Innovation leader in radiation therapy

Integrated hardware and software solutions

Treatment Delivery & Imaging

Hardware makes up ~40% Varian's business


BRAVOS

BRACHYTHERAPY



HALCYON



TRUEBEAM FAMILY


varian

ADAPTIVE

Work in progress; not available for sale



PROTONS

Digital Health Solutions

Software makes up ~20% Varian's business

TREATMENT PLANNING & CANCER CARE MANAGEMENT






360

Services

Services make up ~40% Varian's business

HARDWARE & SOFTWARE SERVICES

Leadership by the numbers First in installed base, customer satisfaction and investment in innovation $1B+ Services business Top rated service provider globally Varian rated #1 IMV Net Promoter Score of 71 1.5M+ SRS and SBRT cases on Varian machines 24 operational proton rooms >8,000 Largest installed base 5K Software sites ARIA, Eclipse and Velocity global leadership Driving industry trends for 5+ decades Innovation Leader >50% Global Orders and Revenue market share FOR INVESTOR USE ONLY 13

Executing on long-term growth strategy

Key accomplishments – FY 2018

Strengthen Leadership
in Radiation Therapy

- TrueBeam, ARIA, and Eclipse named 2018 Best in KLAS category leaders
- Launched Halcyon 2.0 with kV CBCT imaging
- Acquired Mobius Medical Systems and humediQ

Extend
Global Footprint

- Acquired leading local distributor in Taiwan
- Opened new facility in Brazil
- Developed ARIA CCIP (localized) software to leverage growth in China
- Channel investments fueling growth via portfolio and geography

Cooperative CL Enterprises (COOP)

Expand
Addressable Market

- Acquired Evinance Innovation and Noona Healthcare to enhance 360 Oncology capabilities
- Launched 360 Oncology multi-disciplinary tumor board
- Launched Velocity 4.0 with RapidSphere for the interventional oncology market

14
FOR INVESTOR USE ONLY

FOR INVESTOR USE ONLY Organizing for future growth and success Expanded roles for Varian business leaders • Focus on driving further growth • Expand Proton Solutions offering • FlashForward • Acquisition Integration Office • Strategic Program Management Kolleen Kennedy Chief Growth Officer President, Proton Solutions • Build SaaS & cloud solutions • Use informatics to create customer value • Automation - based services Corey Zankowski SVP, Oncology Software Solutions Chris Toth President, Oncology Systems • Build on the strong foundation of our core business • Continue to aggressively drive global growth • Enhance customer satisfaction • Expand into new cancer care modalities • Customer Experience initiatives FOR INVESTOR USE ONLY 15

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Innovations in Oncology Kolleen Kennedy Chief Growth Officer and President, Proton Solutions Chris Toth President, Oncology Systems Corey Zankowski SVP, Oncology Software Solutions

ASTRO booth 2018


varian
HALCYON
inspire new victories.
focus on what matters.
never stop.

Featured Products

- HyperArc™
- ProBeam® 360°
- Halcyon™ KV
- ARIA® Mobile
- Bravos™ Brachytherapy
- Eclipse™ MCO
- 360 Oncology™ Evinance
- Velocity™ RapidSphere

Works-in-Progress

- Vision for Adaptive Therapy

New Portfolio

- Evinance
- Mobius / DoseLab
- humediQ / Identify
- Noona

varian

17 FOR INVESTOR USE ONLY

ASTRO events • Varian Users Meeting: >1,300 attendees − Community Key Opinion Leader Presentations • Expanding Access to Care through Innovative Clinical School Faculty Program • Comprehensive Research Partner Meetings • Innovations in Proton Therapy Event • SANTRO 10th Anniversary & China Users Event • SROA Interactive Software Workshop • ASRT Scholarship Program Recognition • Radiation Oncology Institute Founders Award FOR INVESTOR USE ONLY 18

Oncology Systems Chris Toth President, Oncology Systems

VARIAN CONFIDENTIAL – INTERNAL USE ONLY TrueBeam ® >2,000 systems installed Exquisite imaging • Visualization of more targets TrueBeam has treated more SRS/SBRT cases than any other RT platform TrueBeam fueling replacement cycle and take - outs • Versatility driving competitive replacements • Clinac installed base of 5,800 HE+LE units = ripe replacement base Service business impact (recurring revenue) • Increased contract capture rate & ASP Courtesy/© Max Dahele and Wilko Verbakel, Amsterdam UMC (VUmc) Seroma post breast cancer surgery 5mm lung lesion on breath hold CBCT (note detail of normal lung anatomy) Contents of spinal canal/nerve roots FOR INVESTOR USE ONLY 20

VARIAN CONFIDENTIAL – INTERNAL USE ONLY John Fiveash , MD Vice Chair, Academic Programs University of Alabama Birmingham NCI Designated Cancer Center FOR INVESTOR USE ONLY 21 HyperArc ™ ( TrueBeam ® platform) Removing boundaries in brain radiosurgery

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Halcyon Countries cleared in >100 Patients treated >5,000 Average uptime 99% Average installation time 7 days “As of 16 th October 2018, we are treating 131 patients in Halcyon Linac installed at Sterling Hospital, Rajkot in just about 15 hours comfortably . The workflow is easy to follow in a busy department and we still perform 100% CBCT in all fractions.” – Girish Patel, Chairman, Sterling Hospitals FOR INVESTOR USE ONLY 22 Halcyon™ radiotherapy system Delivering on the promise of high - quality, high - throughput radiation therapy

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Images courtesy of Washington University, St. Louis, School of Medicine Breast – Iterative CBCT Left Breast; Supine Scan Mode: Thorax Fast Scan Time: 17 sec; Breath Hold Dose: 5.9 mGy Prostate – Iterative CBCT Prostate; Supine Scan Mode: Pelvis Large Scan Time: 41 sec; Free Breathing Dose: 38.4 mGy Lung – Iterative CBCT Lung; Supine Scan Mode: Pelvis Large Fast Scan Time: 25 sec; BH expiration Dose: 18.4 mGy FOR INVESTOR USE ONLY 23 New clinical capabilities • kV Imaging (iterative CBCT) • 5 mm resolution MLC • iCBCT Image Quality − High resolution (up to 0.5x0.5mm) − 17 sec, single breathhold Halcyon™ clinical capabilities

VARIAN CONFIDENTIAL – INTERNAL USE ONLY • Artificial Intelligence (AI) driven • Multi - modality imaging at the console − MR, PET, CT • 4D prescriptions • Designed to image and treat fast − Greater patient comfort − Higher image quality • Uncompromised delivery hardware FOR INVESTOR USE ONLY 24 Note: Adaptive is work - in - progress and not available for sale in any market. Adaptive solution for every patient

VARIAN CONFIDENTIAL – INTERNAL USE ONLY • AI segmentation of the Pancreas − Using hi - res iCBCT images − In seconds FOR INVESTOR USE ONLY 25 Note: Adaptive is work - in - progress and not available for sale in any market. Adaptive use case - Pancreas

VARIAN CONFIDENTIAL – INTERNAL USE ONLY FOR INVESTOR USE ONLY 26 Hyun Kim, MD Assistant Professor of Radiation Oncology Washington University NCI Designated Cancer Center Halcyon™ New levels of visualization in CT imaging

VARIAN CONFIDENTIAL – INTERNAL USE ONLY AI driven multimodality adaptive therapy All modalities – every patient – without compromise MR Linac PET Linac CT Linac Varian AI driven multimodality adaptive therapy system Multimodality views exist today from same dataset outside of healthcare, Varian is bringing this to the treatment room FOR INVESTOR USE ONLY 27 Note: Adaptive is work - in - progress and not available for sale in any market.

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Patient - centered design Enhancing patient experience, while improving care paradigm 70cm bore (Others) 100cm bore (Varian) “ ” There’s no wait time for patients and the machine is very quiet . - Kathleen Luyten , Therapist, Universitaire Ziekenhuizen Leuven campus Gasthuisberg, Leuven, Belgium FOR INVESTOR USE ONLY 28

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Strengthening the core through acquisitions FOR INVESTOR USE ONLY 29 Quality Assurance: Mobius QA Announced Feb 2018 • DoseLab and Mobius 3D • Total QA Market Opportunity: FY23: $125M Surface Guidance: humediQ IDENTIFY Announced Aug 2018 • IDENTIFY CT, RT, SGRS portfolio • Surface image - guided patient setup and monitoring • Total SGRT Market Opportunity: FY23: $120M

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Brachytherapy Introducing BRAVOS™ – new HDR afterloader Adding HDR brachy to external beam increases survival by 12 - 13% in Cervical and Prostate cancers New afterloader & applicators fueling market • Streamlined workflow efficiency/patient experience • 3D Printed applicators/expanded portfolio • First two clinical sites; patients treated October 2018 • Norfolk & Norwich University Hospital, UK • Sowarsky Medical Center, Israel Regulatory Clearances • CE marked; shipping now • US 510k cleared; shipments anticipated May 2019 • SS&D application filed Catalyst to grow Brachytherapy business +25% by FY22 FOR INVESTOR USE ONLY 30 52% 46% 64% 58% Cervical Cancer, 4 Year Cause Specific Survival Period 1988 - 2009 Cause Specific Survival Overall Survival Han K, Milosevic M, et al, Trends in the utilization of brachytherapy in cervical cancer in the Untied States, Int J Radiat Oncol Biol Phys 2013; 87:111 - 119. Brachytherapy boost for prostate cancer: Trends in care and survival outcomes, Glaser S.M., Brachytherapy Volume 16:2 330 - 341

Oncology Software Solutions Corey Zankowski SVP, Oncology Software Solutions

VARIAN CONFIDENTIAL – INTERNAL USE ONLY VARIAN CONFIDENTIAL – INTERNAL USE ONLY • Migrate to SaaS & cloud solutions • Use informatics to create customer value • Offer services based on automation • Expand into new cancer care modalities Oncology Software Solutions Disrupting our market with software, data and technology Create the World’s First Evidence - Based Platform for Value - Driven Cancer Care FOR INVESTOR USE ONLY 32

VARIAN CONFIDENTIAL – INTERNAL USE ONLY $250M $400M $550M $150M $550M Oncology Software Solutions Unlocking the $3B opportunity in our nearly 5,000 unique software sites* Eclipse ™ Treatment Planning $950M Velocity ® Image Management ARIA ® Oncology EMR FullScale™ Managed Services HyperArc | $450M RapidPlan | $200M MCO | $150M 360 Oncology ™ Care Coordination Platform InSightive ™ Analytics Platform Upgrades | $150M 0 1,000 2,000 3,000 4,000 5,000 6,000 Y1 Y2 Y3 Y4 Y5 Y6 Y7 Y8 Y9 Y10 Varian Software Adoption # Orders RapidArc RapidPlan HyperArc MCO *Based on company estimates FOR INVESTOR USE ONLY 33

VARIAN CONFIDENTIAL – INTERNAL USE ONLY $250M $400M $550M $150M $550M Oncology Software Solutions Unlocking the $3B opportunity in our nearly 5,000 unique software sites* Eclipse ™ Treatment Planning $950M Velocity ® Image Management ARIA ® Oncology EMR FullScale™ Managed Services HyperArc | $450M RapidPlan | $200M MCO | $150M 360 Oncology ™ Care Coordination Platform InSightive ™ Analytics Platform Upgrades | $150M FOR INVESTOR USE ONLY 34 *Based on company estimates

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Noona Patient reported outcomes (PRO) and symptom management solution Capture high quality oncology PRO data through highly engaged patients Proactively manage patient symptoms to improve outcomes Provide Real World Evidence services for life sciences companies FOR INVESTOR USE ONLY 35 Announced Oct 2018

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Patient reported outcomes Improving survival, lowering costs with smart symptom management Use of ePRO solutions result in: 20% fewer ER visits 30 - 50% fewer clinic calls 10% fewer hospitalizations 20 - 35% improved survival rate Symptom Monitoring With Patient - Reported Outcomes During Routine Cancer Treatment: A Randomized Controlled Trial, Basch, E. et a l. J Clin Oncol. 2016 Feb Randomized Trial Comparing a Web - Mediated Follow - up With Routine Surveillance in Lung Cancer Patients . Denis, F . et al. Journal of the National Cancer Institute 109, (2017) Overcoming barriers to integrating patient - reported outcomes in clinical practice and electronic health records , E. Basch , Annals of Oncology , Volume 28, Issue 10, 1 October 201 Electronic Clinical Outcome Assessment (eCOA) Solutions Market Analysis By Delivery Mode, By End Use (Hospitals, Biotech/Phar ma Organizations), & Segment Forecasts, 2018 - 2025 FOR INVESTOR USE ONLY 36 • Recent studies show that ePRO tools can help patients live longer − Enable early recognition of severe symptoms and relapses − Enhance toxicity management − Enable dosage optimization − Reduce treatment duration • Use in clinical drug trials driving significant growth − Electronic Clinical Outcome Assessment (eCOA) solutions global market size was $616.9M in 2016 and expected to reach $2.16B by 2025 − Used in 7% of trials in 2015 and expected 20% in 2018

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Physician Mobile Nurse Navigation Flow sheet Symptom Management Multidisciplinary tumor board Care Team Coordination Practice Management Varian software 2018 Medical Oncology Radiation Oncology RT chart rounds Treatment planning Drug ordering Simulation Treatment verification Pharmacy dispensing Dose management Electronic prescription Charge capture & billing Informatics & Analytics AI & Machine Learning • Electronic referrals • Registration • Scheduling Patient Engagement Patient Intake Varian digital cancer care solutions help track, manage and improve patient care, making oncology more personalized, precise and cost - effective Screening Diagnosis • Documentation & Staging • Tumor board Follow - up • Symptom management • PRO • Education Survivor - ship • Survivorship care plans Integrates the cancer care continuum FOR INVESTOR USE ONLY 37

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Physician Mobile Nurse Navigation Flow sheet Symptom Management Multidisciplinary tumor board Care Team Coordination Practice Management Varian software 2023 Medical Oncology Radiation Oncology RT chart rounds Treatment planning as - a - service Drug ordering Simulation Treatment verification Pharmacy dispensing Dose management Electronic prescription Charge capture & billing Informatics & Analytics AI & Machine Learning • Electronic referrals • Registration • Scheduling Patient Engagement Patient Intake Varian plans to create the world’s first evidence - based operating system for value - driven cancer care Screening Diagnosis • Documentation & Staging • Tumor board • Genomics Follow - up • Symptom management • PRO • Education • Follow - up Radiomics Survivor - ship • Survivorship care plans Surgical Oncology Immuno - Oncology Interventional Oncology Multi - disciplinary cancer care FOR INVESTOR USE ONLY 38

Proton Solutions Kolleen Kennedy Chief Growth Officer & President, Proton Solutions

VARIAN CONFIDENTIAL/ PROPRIETARY: DISCLOSED SOLELY FOR IMMEDIATE RECIPIENT ONLY ProBeam ® proton therapy family Introducing ProBeam ® 360 ° Proton Therapy System ProBeam ® Single - Room ProBeam ® Multi - Room FOR INVESTOR USE ONLY 40

VARIAN CONFIDENTIAL/ PROPRIETARY: DISCLOSED SOLELY FOR IMMEDIATE RECIPIENT ONLY 180 m 2 Introducing ProBeam ® 360 ° proton therapy system Future - forward Ultra - high dose rates Exceptional precision 360 ° gantry 25% lower vault cost FOR INVESTOR USE ONLY 41

VARIAN CONFIDENTIAL – INTERNAL USE ONLY New Horizons in Cancer Care Dee Khuntia, MD Chief Medical Officer

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Image here that’s relevant to MA? Agenda 1. SABR - COMET trial Stereotactic Ablative RT for the Comprehensive Treatment of Oligometastatic Tumors 2. Hippocampal avoidance WBRT Phase 3 trial Preservation of Neurocognitive Function with Conformal Avoidance of the Hippocampus during Whole - Brain Radiotherapy for Brain Metastases 3. Flash Update on Ultra High Dose Radiation Therapy 4. Largest analysis of SBRT for prostate cancer Long - Term Outcomes of SBRT for Prostate Cancer: A Multi - Institutional Consortium Study

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY SBRT improved overall survival by 50% and doubled progression - free survival in randomized controlled trial Plenary Abstract #5 Stereotactic Ablative RT for the Comprehensive Treatment of Oligometastatic Tumors (SABR - COMET): Results of a randomized trial Palma DA, et al. Similar results from: Late Breaking Abstract #3 Local Consolidative Therapy (LCT) Improves Overall Survival (OS) Compared to Maintenance Therapy/Observation in Oligometastat ic Non - Small Cell Lung Cancer (NSCLC): Final Results of a Multicenter, Randomized, Controlled Phase 2 Trial Gomez, Daniel, et al. 27 6 41 12 0 10 20 30 40 Overall Survival Progression-Free Survival Months SABR - COMET Results Palliative Standard of Care SBRT STUDY DESIGN • 99 patients with controlled primaries with 1 - 5 metastases • Received palliative standard of care vs SBRT • Median follow - up 27 months RESULTS • SBRT was associated with an improvement in overall survival (OS), meeting the primary endpoint of this trial • OS improved over 50% to 41 months from 27 months • SBRT doubled progression - free survival (PFS) to 12 months from 6 months • Grade >2 toxicity was higher with SBRT, but no difference in quality of life (QOL) FOR INVESTOR USE ONLY 44 Sources: Palma DA et al. IJROBP. Vol 102. Number 35. Nov 1, 2018. Page S3 - 4; Gomez D et al is ASTRO 2018 Late Breaking Abstrac t #3. Clinical Trial Session, CT1. Oct 21, 2018, ASTRO 2018 Annual Meeting, San Antonio, TX

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY FOR INVESTOR USE ONLY Conformal avoidance of hippocampus during whole - brain radiotherapy for brain metastases shown to preserve neurocognitive function in Phase 3 trial Brain Mets • ~300K new cases of brain metastases each year in the U.S • Radiosurgery or WBRT required as part of the treatment for almost all patients • Significant concerns regarding impact of whole brain radiation on memory • Average survival is ~1 year Late Breaking Abstract #9 Preservation of Neurocognitive Function (NCF) with Conformal Avoidance of the Hippocampus during Whole - Brain Radiotherapy (HA - WBRT) for Brain Metastases: Preliminary Results of Phase III Trial NRG Oncology CC001 Gondi, V., et al. Source: Gondi, V et al. ASTRO 2018 Late Breaking Abstract #9. Special Session, CT1. Oct 22, 2018, ASTRO 2018 Annual Meeting , S an Antonio, TX FOR INVESTOR USE ONLY 45

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY FOR INVESTOR USE ONLY Using advanced IMRT to spare memory: the challenge Even low doses to hippocampus damages memory FOR INVESTOR USE ONLY 46 Adapted from Kempermann & Neumann Science 302: 1689 (2003) Avoiding Hippocampus saves memory

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY 47 Hippocampal - sparing whole - brain radiation therapy – Like treating a donut while sparing the center FOR INVESTOR USE ONLY 47

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY STUDY DESIGN RESULTS 518 patient randomized trial Whole brain RT (WBRT) vs Hippocampal Avoidance WBRT Median follow - up of 6.1 months Time to neurocognitive failure was longer with Hippocampal Avoidance Neurocognitive failure at 6 months was 58% for HA WBRT vs. 69% for WBRT (p=0.012) Hippocampal avoidance during whole brain radiotherapy preserves neurocognitive function longer CONCLUSION “Preliminary analysis confirms our hypothesis that conformal avoidance of the hippocampal neuroregenerative stem cell niche during WBRT preserves NCF while achieving similar intracranial control and survival.” 69% 58% 50% 60% 70% 6 months Whole-Brain Radiotherapy (WBRT) Hippocampal Avoidance WBRT Reduced neurocognitive failure at 6 months FOR INVESTOR USE ONLY 48 Source: Gondi, V et al. ASTRO 2018 Late Breaking Abstract #9. Special Session, CT1. Oct 22, 2018, ASTRO 2018 Annual Meeting , S an Antonio, TX

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Model trained from dozens of expertly planned hippocampal sparing plans Hippocampal - sparing whole brain RT RapidPlan model can be completed in minutes Varian and Northwestern University Anthony Magliari (Varian) Vinai Gondi and Robert Foster (Northwestern) FOR INVESTOR USE ONLY 49 Brain Met(s) Standard of Care 1 lesion Resection (or SRS) + WBRT Resection + SRS (with cavity boost) 2 - 4 lesions SRS + WBRT SRS alone >4 lesions WBRT SRS alone

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Innovative solutions addressing market demand Clinical realization to market impact FOR INVESTOR USE ONLY 50 $8.7B Installed Base replacement opportunity* TrueBeam ® Halcyon ™ $3B Software Portfolio Opportunity* Eclipse ™ Tx Planning Velocity ® Image Mgmt ARIA ® Oncology EMR 360 Oncology ™ Care Coordination New techniques / standards of care driving replacement cycle with TrueBeam ® & Halcyon™ Brain metastases = most common recurrence, powering HyperArc™ demand Learning curve reduced and quality increased with machine learning RapidPlan™ software *Based on company estimates

FlashForward Dee Khuntia, MD Chief Medical Officer

500 1000 1500 2000 2500 400 cGy 2,400 cGy TrueBeam Clinac TrueBeam Clinac ProBeam Flash ProBeam 2000 4000 6000 8000 10000 Flash 720,000 cGy 0 cGy 100000 200000 300000 400000 720000 500000 Per min 10,000 cGy Ultra high dose rates Flash Range 40 Gy/sec – 120 Gy/sec FOR INVESTOR USE ONLY Source: Varian internal data on machine performance 52

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Flash spares normal tissue Control 0 Gy/s Standard RT 17 Gy 0.03 Gy/s FLASH 17 Gy 60 Gy/s NORMAL TISSUE SIGNIFICANT FIBROSIS NO APPARENT DAMAGE FOR INVESTOR USE ONLY 53 From Favaudon et al., Sci. Transl. Med., 16 Jul 2014: Vol. 6, Issue 245, 245ra93 (DOI: 10.1126/scitranslmed.3008973). Reprint ed with permission from AAAS.

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Flash spares normal tissue while maintaining tumor control High dose rate electron RT – published pre - clinical results Flash increases normal tissue sparing compared to conventional dose rate Better tissue sparing with increasing dose rates 1 Montay - Gruel et al Radiotherapy and Oncology 2017, 2 Montay - Gruel et al Radiotherapy and Oncology 2018, 3 Vozenin et al Science Translation Medicine 2014, 4 Schuler et al IJROBP 2016, 5 Vozenin et al Clinical Cancer Research 2018 6 Vozenin et al Science Translation Medicine 2014, 7 Montay - Gruel et al Radiotherapy and Oncology 2015, 8 Vozenin et al Clinical Cancer Research 2018 Tumor: Breast 6 , H&N 6 , Lung 6 , GBM 7 , Squamous cell 8 FLASH (e - ) CONV (e - , γ and X - rays) Dose (Gy) 10 - 30 Gy 10 - 20 Gy Dose Rate (Gy/sec) 37 - 500 0.03 - 0.05 Time points 1hr to 36 weeks Tumor control was the same or better with Flash compared to conventional dose rate FLASH (e - ) CONV (e - , γ and X - rays) Dose (Gy) 17 - 41 Gy 13 - 17 Gy Dose Rate (Gy/sec) 40 - 100 0.03 - 0.05 Time points 5 - 135 days Normal Tissue: Brain 1 , 2 , Lung 3 , GI 4 , Skin 3 , 5 FOR INVESTOR USE ONLY 54

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY FOR INVESTOR USE ONLY Varian pre - clinical proton experiments Varian proton experiments FOR INVESTOR USE ONLY 55 Control Conventional protons (1 Gy/sec) Flash protons (40Gy/sec) 3 Groups 392 Mice Age and sex matched 6 Cohorts Sacrificed 1h - 36 weeks after RT

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Flash resulted in a reduction in radiation induced dermatitis and fibrosis Normal tissue toxicity studies *Average fibrosis scores 25% DERMATITIS 35% reduction in dermatitis* with FLASH vs. Conventional (17.5 Gy) *Average dermatitis scores Control Flash Protons Conventional Protons LUNG FIBROSIS (Graded by independent pathologist, blinded on treatment groups) reduction in fibrosis* with FLASH vs. Conventional (17.5 Gy) FOR INVESTOR USE ONLY 56 Source: Varian proprietary data

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Brain Lung Head and Neck Fibrosis induction in tumor microenvironment mimicking normal tissue Neurocognitive evaluation of rats after Flash and conventional radiation Induction of Oral mucositis in mice Normal tissue and tumor control studies underway Different sites for evaluation of normal tissue toxicity and tumor response Toxicity Tumor Control Effect of Flash and conventional ration on lung cancer mouse models (wild type and genetically modified) Effect of Flash and conventional radiation on mouse models of neuroblastoma and glioblastoma Evaluation of Flash vs conventional on 3D organoids of normal skin and HNSCCs Tumor growth in mouse xenografts of HNSCC after Flash and conventional radiation 800 mice and 200 rats FOR INVESTOR USE ONLY 57 Source: Varian proprietary data Cincinnati Proton Therapy Center

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY FOR INVESTOR USE ONLY Tumor control preliminary results: Proton FLASH vs Proton Conventional vs No RT 58 Approximate tumor volume (mm^3) Treatment group Control (Untreated) (n=12) 20 40 60 0 Flash (n=24) Conventional (n=24) 50 30 10 70 Tumor control was the same or better with Flash compared to conventional dose rate Lung Ca Cincinnati Proton Therapy Center Source: Varian proprietary data FOR INVESTOR USE ONLY 58

Normal Lung Tissue Conventional Protons Flash Protons 1,294 639 37 40 Flash reduces differential gene expression normally observed with radiation therapy Different genes are up or down regulated when comparing treatment groups versus the (untreated) control group. FLASH Protons have a gene expression profile closer to the (untreated) control group. 24 hr Up - regulated genes Down - regulated genes FOR INVESTOR USE ONLY 59 Source: Varian proprietary data

VARIAN CONFIDENTIAL – INTERNAL USE ONLY VARIAN CONFIDENTIAL – INTERNAL USE ONLY There are very few technologies that come along that offer a potential for paradigm shift – Flash offers that potential. – James M. Metz, MD Professor and Chair Radiation Oncology Executive Director, OncoLink Penn Medicine “ ” FOR INVESTOR USE ONLY 60

varian

FlashForward™ Consortium

New York
Proton Center

Holland PTC
Particle Therapy Centre

Emory
Proton Therapy Center

The Christie
Proton Therapy Centre

Sylvester Comprehensive Cancer Center

University College London

University of Maryland
Dept of Radiation Oncology

Proton International at UAB

Paul Scherrer Institute

Cincinnati
Proton Therapy Center

Danish Centre
For Particle Therapy

Penn Medicine

VU Medical Center
Amsterdam

61 FOR INVESTOR USE ONLY

VARIAN CONFIDENTIAL/ PROPRIETARY: DISCLOSED SOLELY FOR IMMEDIATE RECIPIENT ONLY 62 Closing Remarks Dow Wilson President and Chief Executive Officer

FOR INVESTOR USE ONLY In summary, we are… 63 …Driving toward our vision of a world without fear of cancer Delivering on our long - term growth and value creation strategy Growing our net installed base Extending our market - leading, best - in - class product portfolio Becoming a global leader in multi - disciplinary, integrated cancer care solutions

Q&A

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Appendix

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY SBRT delivers impressive cancer control for patients with prostate cancer in largest analysis of long - term SBRT outcomes CONCLUSION “To the best of our knowledge, this is the largest analysis of long - term outcomes following SBRT for PCa, and suggest[s] an efficacy and toxicity profile that compares favorably with other radiation modalities such as conventionally fractionated radiation therapy and brachytherapy. Offering SBRT in the context of a balanced discussion and shared decision making is appropriate for men with low and intermediate risk prostate cancer.” Abstract 217 Long - Term Outcomes of Stereotactic Body Radiation Therapy for Low - and Intermediate - Risk Prostate Adenocarcinoma: A Multi - Institutional Consortium Study Kishan, Amar., et al . 97% 94% 93% 91% 89% 85% Low Risk Intermediate Risk High Risk Long - Term SBRT Freedom from Biochemical Relapse 5 year 10 year (8 year for HR) STUDY DESIGN • Meta analysis of 1,641 men treated with SBRT • Median follow - up 7.1 years RESULTS • 5 and 10 year freedom from biochemical relapse was − 97% and 91% for low risk groups − 94% and 89% respectively for intermediate risk groups − 93% and 85% for high risk groups (at 5 and 8 years) • Very few grade 3 or high toxicities • Similarly high overall survival

MEDICAL AFFAIRS | VARIAN CONFIDENTIAL – INTERNAL USE ONLY Innovation leader in radiation therapy Integrated hardware and software solutions Treatment Delivery & Imaging Hardware makes up ~40% Varian’s business Digital Health Solutions Software makes up ~20% Varian’s business BRACHYTHERAPY » Integrated suite of afterloaders , applicators, and 3D and real - time treatment planning » New BRAVOS™ Afterloader System improves patient and clinic experience and improves workflow efficiency HALCYON » SBRT, SRS and precision radiotherapy with iterative cone - beam CT (CBCT) imaging » High - quality 3D kV imaging for soft tissue visualization » Ideal for clinics that require quality and high throughput PROTON » Fully - integrated proton therapy systems » New Probeam ® 360 ° – Next generation proton therapy in a 30% smaller footprint » Flash Therapy – Exploring ultra - high dose rate to spare healthy tissue TRUEBEAM FAMILY » Integrated image - guided radiation therapy /SRS/SBRT with iterative CBCT imaging » Upgrades include HyperArc™ high - definition radiotherapy for automated intracranial SRS ADAPTIVE » Adaptive treatment for every patient » Standard treatment time slots » Multi - modality imaging » Work in progress; not available for sale Services Services make up ~40% Varian’s business HARDWARE & SOFTWARE SERVICES » Most comprehensive service support in the industry; PremierAssurance™ provides the service coverage to maintain linacs for th eir entire lifecycles » Fully integrated Managed Services platform that improves quality, results in better outcomes, and reduces cost and time for o ur software customers » Comprehensive support means that radiation therapists can be confident in the knowledge that treatments are delivered accordi ng to plan and systems are up - to - date » Over 1,500 service engineers and support staff worldwide quickly respond to customer needs TREATMENT PLANNING » Eclipse™ treatment planning system with RapidPlan™ knowledge - based planning software harnesses machine learning for quality, con sistency and efficiency » Multi - criteria optimization (MCO) offers enhanced control and enables extremely fast exploration of clinical tradeoffs CANCER CARE MANAGEMENT » 360 Oncology™, Varian’s cancer care coordination platform, offers multi - disciplinary tumor boards, clinical decision support, re ferrals management and patient engagement » Builds upon innovation of ARIA® oncology information system, InSightive™ oncology analytics, and Velocity™ oncology imaging i nfo rmatics